UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2017

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)      On January 25, 2017, the Board of Directors elected Dr. Susan K. Avery as a new non-employee director of the Corporation, effective February 1, 2017.  Dr. Avery will initially be a member of the Board's Public Issues and Contributions Committee and Board Affairs Committee.

Like all new non-employee directors of the Corporation, Dr. Avery will receive an initial one-time grant of 8,000 shares of restricted ExxonMobil common stock under the Corporation’s Non-Employee Director Restricted Stock Plan.  Thereafter Dr. Avery will receive the same compensation as other non-employee directors of the Corporation as described in the Corporation’s most recent Proxy Statement dated April 13, 2016.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: January 26, 2017	By:	/s/ DAVID S. ROSENTHAL
David S. Rosenthal
Vice President and Controller
(Principal Accounting Officer)